Red Robin Evolving With Customer Demand Investor Presentation ICR Conference – January 2017

2 Forward-Looking Statements Forward-looking statements in this presentation regarding our strategic plan and business initiatives, advertising approach, deployment of resources, growth including take out and lunch occasions and timing thereof, operational changes, same store sales growth, margin expansion, deployment of capital, certain statements including, but not limited to, those under the headings “Game is Changing,” “Going Where Guest Wants,” “Regaining Operational Edge,” “Financial Upside” and statements regarding the outlook for 2017 and all other statements that are not historical facts, are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on assumptions believed by us to be reasonable and speak only as of the date on which such statements are made. Without limiting the generality of the foregoing, words such as “should,” “will,” “expect,” “complete,” “continue,” “increase,” “emphasize,” “planned,” “developing,” “expanding,” “growing” or “potential,” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. Except as required by law, we undertake no obligation to update such statements to reflect events or circumstances arising after such date, and we caution investors not to place undue reliance on any such forward-looking statements. Forward- looking statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements based on a number of factors, including but not limited to the following: the effectiveness of our business initiatives and strategies related to guest engagement, operational efficiencies and restaurant development; the ability to achieve anticipated revenue and cost savings from these and other initiatives; general economic conditions; competition in the casual dining market and discounting by competitors; changes in commodity prices; the cost and availability of capital or credit facility borrowings; the adequacy of cash flows or available debt resources to fund operations and growth opportunities; the ability to fulfill planned expansions, including both new and existing markets; federal, state and local regulation of our business; and other risk factors described in our annual report on Form 10-K, our quarterly reports on Form 10-Q and our periodic reports on Form 8-K (including all amendments to those reports (collectively, our “Reports”) filed with the U.S. Securities and Exchange Commission. Investors are directed to consult our Reports for further information.

3 Red Robin Today • Differentiated Brand • Deep Guest Affinity • Regaining Our Operational Edge • Strong Financial Footing • Drive to Innovate

4 Challenging Times 2016 2017

5 Getting Our “Mojo” Back • Everyday Value News at $6.99 with Famous Bottomless Steak Fries • Improved Guest Service – Speed & Bottomless • New Advertising Approach • Streamlined Structure – redeployed resources

6 BlackBox Traffic Gap -150 -90 -60 120 240 -200 -150 -100 -50 0 50 100 150 200 250 Q4-15 Q1-16 Q2-16 Q3-16 Q4-16 Traffic Performance vs. Industry (bps) Source: Based on Black Box Intelligence Casual Dining (All Cuisine) peers as of January 6, 2017

7 Game is Changing • 2x Growth “Take-out Dinner” Demand Over 5 Years • “Lunch on the Run” Also Growing Rapidly • Current Carry-out Lacking Focus

8 Going Where Guest Wants • Differentiated Service and Strong Burger Equity  Carry-out  Delivery  Large Party Options and Catering • 10+ Work Streams in Test • Sequential rollouts over Q2–Q4 ’17 • Not “One Size Fits All”

9 “Red Robinesque”

10 Regaining Operational Edge • Focus on What Matters Most • Provide Effective Tools & Technology • Simplify Wherever Possible

11 Guest is Noticing 40 45 50 55 60 65 70 75 NPS Q4 ’16 NPS - 63 Guest Voice – RRGB USA Sept ‘15-Dec ‘16 Q4 ’15 NPS - 54

12 Guest is Noticing 0 5 10 15 20 Detractors Guest Voice – RRGB USA Sept ‘15-Dec ‘16

13 Sources of NPS Improvement • Coming on All Fronts • Restaurant Cleanliness • Bottomless • Attentive & Enthusiastic • Met Needs for Service Time • Service Quality and Speed = Key to Off Premise Success Too

14 Why Red Robin?

15 Financial Upside • Topline/Same Store Sales Growth  Traffic  Red Robin Loyalty  Carryout/Delivery/Catering • Margin Expansion – Potential to Close Gap • Free Cash Flow Opportunity – Balanced Deployment

16 Wrap-Up – Winning Formula • Great Burgers & Differentiated Service • Give Guests What They Want, When They Want It, Where They Want It and How They Want It • All While Remaining The One and Only Red Robin

17 https://youtu.be/jg2e3ffsOTzo

18 Q&A